UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2019
VERTEX PHARMACEUTICALS INCORPORATED
(Exact name of registrant as specified in its charter)

MASSACHUSETTS (State or other jurisdiction of incorporation)	000-19319 (Commission File Number)	04-3039129 (IRS Employer Identification No.)

50 Northern Avenue
Boston, Massachusetts 02210
(Address of principal executive offices) (Zip Code)
(617) 341-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	VRTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2019, at our 2019 annual meeting of shareholders, our shareholders approved (i) an amendment and restatement of our 2013 Stock and Option Plan that, among other things, increases the number of shares of common stock authorized for issuance under this plan by 5.0 million shares and (ii) an amendment and restatement of our Employee Stock Purchase Plan that, among other things, increases the number of shares of common stock authorized for issuance under this plan by 2.0 million shares.

Descriptions of the material terms and conditions of our 2013 Stock and Option Plan and our Employee Stock Purchase Plan are provided in our definitive proxy statement for the 2019 annual meeting of shareholders, which was filed with the Securities and Exchange Commission on April 26, 2019, and are incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders

Our annual meeting of shareholders was held on June 5, 2019. The final voting results were as follows:

1.
Based upon the following votes, our shareholders elected Sangeeta Bhatia, Lloyd Carney, Terrence Kearney, Yuchun Lee, Jeffrey Leiden, and Bruce Sachs to serve on our board of directors until the annual meeting of shareholders to be held in 2020:

	For	Against	Abstain	Non-Votes
Sangeeta Bhatia	221,688,331	1,732,757	97,790	6,908,189
Lloyd Carney	166,759,954	56,647,838	111,086	6,908,189
Terrence Kearney	221,519,422	1,890,313	109,143	6,908,189
Yuchun Lee	222,112,781	1,294,975	111,122	6,908,189
Jeffrey Leiden	216,338,743	5,955,303	1,224,832	6,908,189
Bruce Sachs	215,441,978	5,852,538	2,224,362	6,908,189

2.
Based upon the following votes, our shareholders approved the amendment and restatement of our 2013 Stock and Option Plan to, among other things, increase the number of shares available under the plan by 5.0 million shares:

For	Against	Abstain	Non-Votes
195,197,627	28,209,900	111,351	6,908,189

3.
Based upon the following votes, our shareholders approved the amendment and restatement of our Employee Stock Purchase Plan to, among other things, increase the number of shares available under the plan by 2.0 million shares:

For	Against	Abstain	Non-Votes
223,210,389	229,530	78,959	6,908,189

4.	Based upon the following votes, our shareholders ratified the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019:

For	Against	Abstain	Non-Votes
226,574,539	3,745,924	106,604	0

5.	Based upon the following votes, our shareholders approved, on an advisory basis, the compensation program for our named executive officers:

For	Against	Abstain	Non-Votes
213,400,342	9,892,655	225,881	6,908,189

6.
Based upon the following votes, our shareholders did not approve a shareholder proposal requesting annual reporting on the integration of risks related to drug pricing in our executive compensation program:

For	Against	Abstain	Non-Votes
50,184,851	170,258,116	3,075,911	6,908,189

7.	Based upon the following votes, our shareholders did not approve a shareholder proposal requesting a report on our policies and activities with respect to lobbying:

For	Against	Abstain	Non-Votes
72,021,788	150,638,570	858,520	6,908,189

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: June 5, 2019	/s/ Michael Parini
Michael Parini Executive Vice President, Chief Legal and Administrative Officer